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                                                                      Exhibit 32

    CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of MicroIslet, Inc. (the "Company"), that, to his knowledge, the Quarterly Report of the Company on Form 10-QSB/A for the period ended September 30, 2004, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company as of the dates and for the periods presented in the financial statements included in such report.

Dated: February 15, 2005

                                     /S/ John F. Steel IV
                                     -----------------------------------------
                                         John F. Steel IV,
                                         Chief Executive Officer and
                                         Chairman (Principal Executive Officer)

Dated: February 15, 2005

                                     /S/ William G. Kachioff
                                     -----------------------------------------
                                         William G. Kachioff,
                                         Vice President, Finance and
                                         Chief Financial Officer
                                         (Principal Financial Officer)